UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 27, 2007

Bear Stearns Commercial Mortgage Securities Trust 2007-PWR16

(Exact name of issuing entity)

Bear Stearns Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

Bear Stearns Commercial Mortgage, Inc., Wells Fargo Bank, National

Association, Prudential Mortgage Capital Funding, LLC, Principal Commercial Funding II, LLC

and Nationwide Life Insurance Company

(Exact name of the sponsors as specified in their charter)

Delaware	333-130789-06	13-3411414
(State or Other Jurisdiction of Incorporation of depositor	(Commission File No. of issuing entity)	(IRS Employer Identification Number of depositor)

383 Madison Avenue, New York, NY	10179
(Address of Principal Executive Offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code (212) 272-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01.	Other Events

On June 27, 2007, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR16 (the “Certificates”), was issued pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”), entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the “Registrant”), Prudential Asset Resources, Inc. as a Master Servicer and as Loan Specific Special Servicer, Wells Fargo Bank, National Association (“Wells Fargo”) as a Master Servicer, as Certificate Administrator and as Tax Administrator, Centerline Servicing Inc. as General Special Servicer and LaSalle Bank National Association as Trustee. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Certain classes of the Certificates (the “Underwritten Certificates”) were registered under the Registrant’s registration statement on Form S-3 (no. 333-130789) and sold to Bear, Stearns & Co. Inc., (“BSCI”) and Morgan Stanley & Co. Incorporated (“MSCI”, and together with BSCI, the “Underwriters”) pursuant to an underwriting agreement (the “Underwriting Agreement”) entered into by and between the Registrant and the Underwriters. The form of Underwriting Agreement is attached hereto as Exhibit 1.1.

On June 27, 2007, in connection with the Pooling and Servicing Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing Agreement, dated as of June 1, 2007 (the “Principal Primary Servicing Agreement”), by and between Wells Fargo, as Master Servicer, and Principal Global Investors, LLC, as primary servicer. The form of Principal Primary Servicing Agreement is attached hereto as Exhibit 99.1.

On June 27, 2007, in connection with the Pooling and Servicing Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing Agreement, dated as of June 1, 2007 (the “Nationwide Primary Servicing Agreement”), by and between Wells Fargo, as Master Servicer, and Nationwide Life Insurance Company, as primary servicer. The form of Nationwide Primary Servicing Agreement is attached hereto as Exhibit 99.2.

On June 27, 2007, Bear Stearns Commercial Mortgage Securities Inc. (the “Company”) entered into (a) a Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company, as purchaser, and Prudential Mortgage Capital Funding, LLC (the “Prudential MLPA”), (b) a Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company, as purchaser, and Bear Stearns Commercial Mortgage, Inc. (the “Bear Stearns MLPA”), (c) a Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company, as purchaser, and Wells Fargo (the “Wells Fargo MLPA”), (d) a Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company, as purchaser, and Principal Commercial Funding II, LLC (the “PCFII MLPA”) and (e) a Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company, as purchaser, and Nationwide Life Insurance Company (the “Nationwide MLPA”), each in connection with the Company’s Commercial Mortgage Pass-Through Certificates, Series 2007-PWR16. The form of Prudential MLPA is annexed hereto as

Exhibit 99.3. The form of Bear Stearns MLPA is annexed hereto as Exhibit 99.4. The form of Wells Fargo MLPA is annexed hereto as Exhibit 99.5. The form of PCFII MLPA is annexed hereto as Exhibit 99.6. The form of Nationwide MLPA is annexed hereto as Exhibit 99.7.

Section 9 Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(c) Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 6, 2007, among Bear Stearns Commercial Mortgage Securities Inc., as seller, and Bear, Stearns & Co. Inc., and Morgan Stanley & Co. Incorporated, as underwriters.

4.1	Pooling and Servicing Agreement, dated as of June 1, 2007, among Bear Stearns Commercial Mortgage Securities Inc. as Depositor, Prudential Asset Resources, Inc. as a Master Servicer and as Loan Specific Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, as Certificate Administrator and as Tax Administrator, Centerline Servicing Inc. as General Special Servicer and LaSalle Bank National Association as Trustee.

99.1	Primary Servicing Agreement, dated as of June 1, 2007, by and between Wells Fargo Bank, National Association, as Master Servicer, and Principal Global Investors, LLC, as primary servicer.

99.2	Primary Servicing Agreement, dated as of June 1, 2007, by and between Wells Fargo Bank, National Association, as Master Servicer, and Nationwide Life Insurance Company, as primary servicer.

99.3	Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company and Prudential Mortgage Capital Funding, LLC.

99.4	Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company and Bear Stearns Commercial Mortgage, Inc.

99.5	Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company and Wells Fargo Bank, National Association.

99.6	Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company and Principal Commercial Funding II, LLC.

99.7	Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company and Nationwide Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 27, 2007

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.

By:	/s/ Adam Ansaldi
Name:	Adam Ansaldi
Title:	Vice President

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.
1.1	Underwriting Agreement, dated as of June 6, 2007, among Bear Stearns Commercial Mortgage Securities Inc., as seller, and Bear, Stearns & Co. Inc., and Morgan Stanley & Co. Incorporated, as underwriters.

4.1	Pooling and Servicing Agreement, dated as of June 1, 2007, among Bear Stearns Commercial Mortgage Securities Inc. as Depositor, Prudential Asset Resources, Inc. as a Master Servicer and as Loan Specific Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, as Certificate Administrator and as Tax Administrator, Centerline Servicing Inc. as General Special Servicer and LaSalle Bank National Association as Trustee.

99.1	Primary Servicing Agreement, dated as of June 1, 2007, by and between Wells Fargo Bank, National Association, and Principal Global Investors, LLC, as primary servicer.

99.2	Primary Servicing Agreement, dated as of June 1, 2007, by and between Wells Fargo Bank, National Association, and Nationwide Life Insurance Company, as primary servicer.

99.3	Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company and Prudential Mortgage Capital Funding, LLC.

99.4	Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company and Bear Stearns Commercial Mortgage, Inc.

99.5	Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company and Wells Fargo Bank, National Association.

99.6	Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company and Principal Commercial Funding II, LLC.

99.7	Mortgage Loan Purchase and Sale Agreement, dated as of June 6, 2007, by and between the Company and Nationwide Life Insurance Company.